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                                                                     EXHIBIT 24
                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors (each, a "Signatory") of GenVec, Inc., a corporation organized under the laws of the state of Delaware (the "Company"), hereby constitutes and appoints Paul H. Fischer, Jeffrey W. Church and Richard E. Baltz (each, an "Agent", and collectively, "Agents") or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 or any other appropriate form and all amendments or supplements (including any post-effective amendments) thereto, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, with all exhibits and any and all documents required to be filed with respect thereto, relating to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.


         SIGNATURE                                              DATE

/S/ PAUL H. FISCHER                                        January 7, 2002
-------------------------
Paul H. Fischer, Ph.D.


/S/ JEFFREY W. CHURCH                                      January 7, 2002
-------------------------
Jeffrey W. Church


/S/ HERBERT J. CONRAD                                      January 8, 2002
-------------------------
Herbert J. Conrad


/S/ HARRY T. REIN                                          January 11, 2002
-------------------------
Harry T. Rein


/S/ WENDELL WIERENGA                                       January 10, 2002
-------------------------
Wendell Wierenga, Ph.D.


/S/ GREGORY F. ZAIC                                        January 8, 2002
-------------------------
Gregory F. Zaic

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/S/ WAYNE T. HOCKMEYER                                     January 14, 2002
-------------------------
Wayne T. Hockmeyer, Ph.D.


/S/ JOHN H. LANDON                                         January 8, 2002
-------------------------
John H. Landon


/S/ HAROLD R. WERNER                                       January 14, 2002
-------------------------
Harold R. Werner